UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 11, 2012

UNIVERSAL AMERICAN CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35149 (Commission File Number)	27-4683816 (I.R.S. Employer Identification No.)

Six International Drive, Suite 190

Rye Brook, New York  10573

(Address of principal executive offices) (Zip Code)

(914) 934-5200

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

On January 11, 2012, Universal American Corp. (the “Company”), a Delaware corporation, and APS Merger Sub, Inc., a Delaware corporation and an indirect wholly-owned subsidiary of the Company (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Partners Healthcare Solutions Holdings, L.P., a Delaware limited partnership (“APSLP”), and Partners Healthcare Solutions, Inc., a Delaware corporation and a majority-owned subsidiary of APSLP (“APS Healthcare”).  The Merger Agreement provides that, upon the terms and subject to the conditions thereof, the Company will acquire APS Healthcare pursuant to a merger (the “Merger”) of Merger Sub with and into APS Healthcare, with APS Healthcare surviving the Merger as an indirect wholly-owned subsidiary of the Company.  APSLP and APS Healthcare are currently controlled by funds affiliated with GTCR LLC (“GTCR”).

Merger Agreement

Under the terms of the Merger Agreement, the purchase price payable at the closing (the “Closing”) of the Merger and related transactions (collectively, the “Transactions”) pursuant to the Merger Agreement is $227.5 million, consisting of (i) approximately $147.5 million in cash to retire APS Healthcare’s outstanding indebtedness and other liabilities and (ii) a number of shares of Company common stock (“Common Stock”) to be issued to APSLP equal to approximately $80 million based on the Closing Price (as defined below), subject to adjustment based on indebtedness, certain transaction expenses and working capital of APS Healthcare.  The “Closing Price” is calculated based on the volume-weighted average price of Common Stock for the ten-day period prior to the Closing, subject to a collar of $13.50 to $10.30 per share of Common Stock.  In addition, APSLP will have a contingent right to receive up to an aggregate of $50 million in cash, payable no later than April 1, 2014, if the APS Healthcare business exceeds  certain financial performance thresholds.

The Merger  is subject to certain closing conditions, including, among others, (i) the expiration or termination of the waiting period applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (ii) approval by the New York Stock Exchange (“NYSE”) of the Common Stock to be issued pursuant to the Merger Agreement, (iii) appointment of an individual designated by a fund affiliated with GTCR to the board of directors of the Company, (iv) the absence of any order or injunction prohibiting the Merger, (v) receipt of certain required regulatory consents and (vi) the absence of a “material adverse effect” with respect to APS Healthcare and its subsidiaries.  Consummation of the Merger is not subject to a financing condition.

The Merger Agreement contains customary representations, warranties and covenants by APS Healthcare and the Company, including, among others, covenants with respect to (i) confidentiality, (ii) cooperation in obtaining regulatory approvals, (iii) using commercially reasonable efforts to obtain financing and approval for the listing of Common Stock on the NYSE to be issued pursuant to the Merger Agreement, (iv) public announcements, (v) not negotiating or soliciting proposals relating to alternative business combination transactions, (vi) tax obligations, (vii) indemnification and (viii) restrictions on the operation of their respective businesses prior to the consummation of the Transactions.  The representations, warranties and covenants are subject to various limitations specified in the Merger Agreement.

The Merger Agreement contains certain customary termination rights for each of the Company and APS Healthcare, including the ability by either party to terminate the Merger Agreement in the event that the Merger is not consummated by May 1, 2012.  Subject to the terms and conditions in the Merger Agreement, the Company will be required to pay APS Healthcare a termination fee of $5.0 million, and reimburse APSLP and APS Healthcare for up to $4.0 million of their reasonable and documented out-of-pocket fees and expenses incurred in connection with the Transactions, if the Merger Agreement is terminated due to a failure of the Company to consummate the Closing when required under the Merger Agreement as a result of the Company’s inability to obtain debt financing.

Debt Financing

A portion of the consideration for the Transactions is expected to be funded through a committed debt financing.  In connection with the Transactions, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and Bank of America, N.A. (“Bank of America”) entered into a commitment letter with the Company, dated January 11, 2012 (the “Commitment Letter”), pursuant to which Bank of America has committed, on the terms and subject to the conditions set forth therein, to provide the Company with $200.0 million in senior secured facilities, comprised of: (i) a term loan facility of $150.0 million (the “Term Facility”) and (ii) a revolving credit facility of $50.0 million (the “Revolving Facility” and together with the Term Facility, the “Facilities”).  The proceeds of the Term Facility will be borrowed at closing to repay APS Healthcare’s outstanding indebtedness and to pay certain fees and expenses.  The proceeds of the Revolving Facility will be used for permitted capital expenditures and permitted acquisitions, to make any contingent right payments payable pursuant to the Merger Agreement, to provide for ongoing working capital requirements of the Company and its subsidiaries and for general corporate purposes.  The obligation of Bank of America to provide the debt financing under the Commitment Letter is subject to certain conditions, including the consummation of the Transactions, the negotiation of customary definitive credit documentation and certain other customary closing conditions.   The final termination date for the commitments of Bank of America under the Commitment Letter is May 10, 2012. In connection with the Commitment Letter, the Company entered into a fee letter pursuant to which it has agreed pay certain fees and expenses to MLPFS, Bank of America and the lenders under the Facilities.

Ancillary Agreements

In addition, the Company has agreed at the Closing to (i) enter into a registration rights agreement with APSLP to provide APSLP with certain customary demand, shelf and piggyback registration rights with respect to shares of Common Stock acquired by APSLP pursuant to the Merger Agreement, (ii) enter into a letter agreement pursuant to which, subject to certain conditions, a fund affiliated with GTCR will have the right to designate one individual to be included in the slate of directors recommended by the Company’s board of directors for election by our stockholders (provided that GTCR and its affiliates continue to hold a minimum number of shares of Common Stock) and (iii) enter into a limited guaranty with certain funds affiliated with GTCR with respect to the guarantee by GTCR of certain indemnification obligations of APSLP pursuant to the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is subject to and qualified in its entirety by reference to the copy of such agreement included as an exhibit to this Current Report on Form 8-K which is incorporated by reference herein.

The Merger Agreement governs the contractual rights between the parties in relation to the Merger.  The Merger Agreement has been filed as an exhibit to this Current Report on Form 8-K to provide investors with information regarding the terms of the Merger Agreement and is not intended to modify or supplement any factual disclosures about the Company in the Company’s public reports filed with the Securities and Exchange Commission.  In particular, the Merger Agreement is not intended to be, and should not be relied upon as, disclosures regarding any facts and circumstances relating to the Company.  The representations and warranties contained in the Merger Agreement have been negotiated with the principal purpose of establishing the circumstances in which a party may have the right not to consummate the Merger if the representations and warranties of the other party prove to be untrue due to a change in circumstance or otherwise, and allocating risk between the parties, rather than establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable under the securities laws.

Forward Looking Statements

This Current Report on Form 8-K (including information included or incorporated by reference herein) contains “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, known as the PSLRA.  Such statements that are not historical facts are hereby identified as forward-looking statements and intended to be covered by the safe harbor provisions of the PSLRA and can be identified by the use of the words “believe,” “expect,” “predict,” “project,” “potential,” “estimate,” “anticipate,” “should,” “intend,” “may,” “will,” and similar expressions or variations of such words, or by discussion of future financial results and events, strategy or risks and uncertainties, trends and conditions in the Company’s business and competitive strengths, all of which involve risks and uncertainties.

Where, in any forward-looking statement, the Company or its management expresses an expectation or belief as to future results or actions, there can be no assurance that the statement of expectation or belief will result or be achieved or accomplished.  The Company’s actual results may differ materially from its expectations, plans or projections.  The Company warns you that forward-looking statements are only predictions and estimates, which are inherently subject to risks, trends and uncertainties, many of which are beyond the Company’s ability to control or predict with accuracy and some of which it might not even anticipate.  The Company gives no assurance that it will achieve its expectations and it does not assume responsibility for the accuracy and completeness of the forward-looking statements.  Future events and actual results, financial and otherwise, may differ materially from the results discussed in the forward-looking statements as a result of many factors, including the risk factors described in the risk factor section of its SEC reports.  A summary of the information set forth in the “Risk Factors”

section of the Company’s SEC reports and other risks includes, but is not limited to the following: the Company is subject to extensive government regulation; the CMS sanction that suspended the Company from marketing to and enrolling new members in its Medicare Advantage plans during the 2011 annual enrollment period had and may continue to have a material adverse effect on the Medicare Advantage business, financial condition and results of operations; the potential that CMS and/or other regulators could impose significant fines, penalties or operating restrictions on the Company; recently enacted health care legislation and subsequent rules promulgated by CMS could have a material adverse effect on the Company’s opportunities for growth and its financial results; the Company may experience membership losses in its Medicare Advantage business; reductions in funding for Medicare programs could materially reduce the Company’s profitability; failure to reduce the Company’s operating costs could have a material adverse effect on its financial position, results of operations and cash flows; competition in the insurance and healthcare industries is intense, and if the Company does not design and price its products properly and competitively, the Company’s membership and profitability could decline; the Company’s reserves may not be adequate; the Company’s ability to improve its CMS star ratings; the Company may experience higher than expected loss ratios which could materially adversely affect its results of operations; compliance with laws and regulations is complex and expensive, and any violation of the laws and regulations applicable to the Company could reduce its revenues and profitability and otherwise adversely affect the Company’s operating results and/or impact its ability to sell Medicare products; changes in governmental regulation or legislative reform could increase the Company’s costs of doing business and adversely affect its profitability; the Company’s Medicare Advantage business is subject to an annual competitive bidding process that could adversely affect its profitability; CMS’s risk adjustment payment system and budget neutrality factors make the Company’s revenue and profitability difficult to predict and could result in material retroactive adjustments to the Company’s results of operations; if the Company is unable to develop and maintain satisfactory relationships with the providers of care to its members, the Company’s profitability could be adversely affected and the Company may be precluded from operating in some markets; substantially all the Company’s revenues are tied to its Medicare businesses and regulated by CMS and if its government contracts are not renewed or are terminated, the Company’s business could be substantially impaired; the Company derives a substantial portion of its Medicare Advantage revenues and profits from Medicare Advantage HMO operations in Texas, and legislative actions, economic conditions or other factors that adversely affect those operations could materially reduce the Company’s revenues and profits; the Company no longer sells long-term care insurance and the premiums that the Company charges for the long-term care policies that remain in force may not be adequate to cover the claims expenses that the Company incurs; any failure by the Company to manage its operations or to successfully complete or integrate acquisitions, dispositions and other significant transactions could harm the Company’s financial results, business and prospects; the Company has incurred and may in the future incur significant expenses in connection with the implementation and expansion of its new Medicare Advantage plans, which could adversely affect the Company’s operating results; the Company may be unable to access sources of financing; the historical consolidated financial information of old Universal American is not necessarily representative of the Company’s future financial position, future results of operations or future cash flows nor do they reflect what the Company’s financial position, results of operations or cash flows would have been as a stand alone company during the periods presented; any negative effects from the pendency of the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction is not obtained or is obtained subject to conditions that are not anticipated; the risk that the proposed transaction does not occur for any other reason; problems may arise in successfully integrating the businesses of the companies, which may result in the Company not operating as effectively and efficiently as expected; the Company may be unable to achieve cost-cutting synergies arising out of the transaction or it may take longer than expected to achieve those synergies; and the transaction may involve unexpected costs, unexpected liabilities or unexpected delays. Other unknown or unpredictable factors could also have material adverse effects on future results, performance or achievements of the Company.

All forward-looking statements included in this Current Report on Form 8-K (including information included or incorporated by reference herein) are based upon information available to the Company as of the date hereof, and the Company assumes no obligation to update or revise any such forward-looking statements.

Item 9.01.     Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated as of January 11, 2012, by and among Universal American Corp., APS Merger Sub, Inc., Partners Healthcare Holdings, L.P. and Partners Healthcare Solutions, Inc.*

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 18, 2012

UNIVERSAL AMERICAN CORP.

By:	/s/ Tony L. Wolk
Name: Tony L. Wolk
Title: SVP, General Counsel and Secretary

EXHIBIT INDEX

2.1	Agreement and Plan of Merger, dated as of January 11, 2012, by and among Universal American Corp., APS Merger Sub, Inc., Partners Healthcare Holdings, L.P. and Partners Healthcare Solutions, Inc.*

*

Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally to the Securities and Exchange Commission a copy of any omitted schedule or exhibit upon request.